UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2013

KAYAK Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 35604	54-2139807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 North Water Street, Suite 1 Norwalk, CT 06854	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 899-3100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The Office of Fair Trading (“OFT”) in the United Kingdom is going through a routine process inviting public comment on the proposed merger of KAYAK Software Corporation (“KAYAK”) with priceline.com Incorporated (“priceline.com“). The OFT’s deadline for comments is March 8, 2013. KAYAK is unable to anticipate at this time when the OFT’s review will be concluded; KAYAK will announce the closing date of the proposed merger and the election deadline for KAYAK stockholders to specify the type of consideration they wish to receive once those dates have been set.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to priceline.com or KAYAK or the proposed merger and timing between priceline.com and KAYAK, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Priceline.com and KAYAK undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the online travel industry, and other legal, regulatory and economic developments. KAYAK uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents priceline.com and KAYAK have filed with the U.S. Securities and Exchange Commission (the “SEC”) as well as the possibility that (1) priceline.com and KAYAK may be unable to obtain stockholder or regulatory approvals required for the proposed merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of priceline.com and KAYAK or such integration may be more difficult, time-consuming or costly than expected; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger, including difficulties in maintaining relationships with customers or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed merger; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section in priceline.com’s Annual Report on Form 10-K, their respective Quarterly Reports on Form 10-Q, the definitive proxy statement/prospectus referred to below and other documents filed from time to time with the SEC by priceline.com and KAYAK. Neither priceline.com nor KAYAK gives any assurance that either priceline.com or KAYAK will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of priceline.com and KAYAK described in the “Risk Factors” section in priceline.com’s Annual Report on Form 10-K, their respective Quarterly Reports on Form 10-Q, the definitive proxy statement/prospectus referred to below and other documents filed by either of them from time to time with the SEC. All forward-looking statements included in this document are based upon information available to priceline.com and KAYAK on the date hereof, and neither priceline.com nor KAYAK assumes any obligation to update or revise any such forward-looking statements.

Additional Information and Where to Find It

Priceline.com filed with the SEC a registration statement on Form S-4 and other relevant materials in connection with the proposed merger on February 1, 2013 and KAYAK and priceline filed the definitive proxy statement/prospectus in connection with the proposed merger with the SEC on February 4, 2013. The definitive proxy statement/prospectus has been mailed to KAYAK’s stockholders. Before making any voting decisions, investors and security holders are urged to read the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed merger as they become available because they will contain important information about the proposed merger and related matters.

Investors and security holders will be able to obtain free copies of the registration statement, the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KAYAK or priceline.com through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the definitive proxy statement/prospectus from KAYAK by contacting KAYAK Software Corporation, 55 North Water Street, Suite 1, Norwalk, CT 06854, Attn: Corporate Secretary or by calling (203) 899-3100.

Participants in Solicitation

Priceline.com, KAYAK and their respective directors and executive officers may solicit proxies from KAYAK’s stockholders in connection with the proposed merger. Information regarding KAYAK’s directors and executive officers is contained in KAYAK’s final prospectus for its initial public offering (File No. 333-170640), which was filed with the SEC on July 20, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing KAYAK’s website at www.kayak.com and clicking on the “About” link and then clicking on the “Investor Relations” link and “SEC Filings”. Additional information regarding the interests of those persons and other persons who may be deemed participants in the solicitation of proxies in connection with the proposed merger is included in the definitive proxy statement/prospectus described in the preceding paragraph. You may obtain free copies of this document as described in the preceding paragraph. Information regarding priceline.com’s executive officers and directors is contained in priceline.com’s definitive proxy statement filed with the SEC on April 24, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing priceline.com’s website at www.priceline.com and clicking on the “Investor Relations” link and then clicking on the “Financial Information” link.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYAK SOFTWARE CORPORATION
(Registrant)
Date: February 22, 2013

/s/ Daniel Stephen Hafner
(Signature)
	Name:	Daniel Stephen Hafner
	Title:	Chief Executive Officer